Exhibit 10.1
EXECUTION COPY
AMENDMENT NO. 3
Dated as of July 27, 2007
to
CREDIT AGREEMENT
Dated as of September 14, 2005
     THIS AMENDMENT NO. 3 (“Amendment”) is made as of July 27, 2007 (the “Effective Date”) by and among Pacific Sunwear of California, Inc., a California corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of September 14, 2005 by and among the Borrower, the Lenders and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
     WHEREAS, the Borrower has requested that certain modifications be made to the Credit Agreement;
     WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;
     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to the following amendments to the Credit Agreement.
     1. Amendments to Credit Agreement. Effective as of the Effective Date but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:
     (a) Section 1.01 of the Credit Agreement is hereby amended to insert the following definition therein in the appropriate alphabetical order:
     “Kansas IRB Financing” means that certain industrial revenue bond financing, structured as a Sale and Leaseback Transaction, entered into on July 1, 2007 between City of Olathe, Kansas (the “Kansas IRB Issuer”) and the Borrower, whereby the Kansas IRB Issuer issued Industrial Revenue Bonds (PacSun Project), Series 2007 (the “Kansas Industrial Revenue Bonds”), purchased by the Borrower for the purpose of financing the acquisition, construction and installation of certain real property, machinery and equipment constituting a distribution facility located in the City of Olathe, Johnson

County, Kansas, which facility was sold and deeded by the Borrower to the Kansas IRB Issuer and leased back by the Kansas IRB Issuer to the Borrower.
     (b) Section 6.01 of the Credit Agreement is hereby amended to: (1) delete the “and” at the end of clause (h) thereof, (2) delete the “.” appearing at the end of clause (i) thereof and substitute “; and” in lieu thereof, and (3) insert a new clause (j) therein as follows:
     “(j) Indebtedness representing the present value of the total obligations of the Borrower, in its capacity as lessee of the property subject to the Kansas IRB Financing, for rental payments due and owing to the Kansas IRB Issuer in an aggregate amount not to exceed $24,500,000 during the term of this Agreement.”
     (c) Section 6.08(a) of the Credit Agreement is hereby amended to restate clauses (2) and (3) of the proviso appearing at the end thereof to read as follows:
     “(2) solely with respect to the fiscal quarters of the Borrower ending on or about February 3, 2007, May 5, 2007 and August 4, 2007, the Borrower will not permit such ratio to be less than 1.00 to 1.0 and (3) solely with respect to the fiscal quarters of the Borrower ending on or about November 3, 2007, the Borrower will not permit such ratio to be less than 1.25 to 1.0.”
     2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent, (ii) counterparts of the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors and (iii) for the account of each Lender which delivers its executed signature page hereto by such time as is requested by the Administrative Agent, an amendment fee equal to 0.025% of such Lender’s Commitment under the Credit Agreement.
     3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
     (a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
     (b) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects as of the date hereof (other than such representations and warranties as are made of a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

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     4. Reference to and Effect on the Credit Agreement.
     (a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
     (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
     5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
     6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
[Signature Pages Follow]

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     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

PACIFIC SUNWEAR OF CALIFORNIA, INC., as the Borrower
By:	/s/ SALLY FRAME KASAKS
	Name:	Sally Frame Kasaks
	Title:	Chief Executive Officer and Chairman of the Board

By:	/s/ GERALD M. CHANEY
	Name:	Gerald M. Chaney
	Title:	Sr. Vice President and Chief Financial Officer

Signature Page to Amendment No. 3 to
Credit Agreement dated as of September 14, 2005
Pacific Sunwear of California, Inc.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, individually as a Lender, as the Swingline Lender, as an Issuing Bank and as Administrative Agent
By:	/s/ JAMES A. KNIGHT
	Name:	James A. Knight
	Title:	Vice President

Signature Page to Amendment No. 3 to
Credit Agreement dated as of September 14, 2005
Pacific Sunwear of California, Inc.

BANK OF AMERICA, N.A., individually as a Lender, as an Issuing Bank and as Syndication Agent
By:	/s/ STEPHEN J. GARVIN
	Name:	Stephen J. Garvin
	Title:	Managing Director

Signature Page to Amendment No. 3 to
Credit Agreement dated as of September 14, 2005
Pacific Sunwear of California, Inc.

NATIONAL CITY BANK, individually as a Lender and as Co-Documentation Agent
By:	/s/ JENNIFER OBERS
	Name:	Jennifer Obers
	Title:	Portfolio Manager

Signature Page to Amendment No. 3 to
Credit Agreement dated as of September 14, 2005
Pacific Sunwear of California, Inc.

U.S. BANK NATIONAL ASSOCIATION, individually as a Lender and as Co-Documentation Agent
By:	/s/ JANET JORDAN
	Name:	Janet Jordan
	Title:	Vice President

Signature Page to Amendment No. 3 to
Credit Agreement dated as of September 14, 2005
Pacific Sunwear of California, Inc.

PNC BANK, NATIONAL ASSOCIATION, individually as a Lender
By:	/s/ MARC C. VAN HORN
	Name:	Marc C. Van Horn
	Title:	Credit Officer

Signature Page to Amendment No. 3 to
Credit Agreement dated as of September 14, 2005
Pacific Sunwear of California, Inc.

UNION BANK OF CALIFORNIA, N.A., individually as a Lender
By:	/s/ MARGARET FURBANK
	Name:	Margaret Furbank
	Title:	Vice President

Signature Page to Amendment No. 3 to
Credit Agreement dated as of September 14, 2005
Pacific Sunwear of California, Inc.

WACHOVIA BANK, NATIONAL ASSOCIATION, individually as a Lender
By:	/s/ SUSAN T. GALLAGHER
	Name:	Susan T. Gallagher
	Title:	Vice President

Signature Page to Amendment No. 3 to
Credit Agreement dated as of September 14, 2005
Pacific Sunwear of California, Inc.

CONSENT AND REAFFIRMATION
     Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to the Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Pacific Sunwear of California, Inc., a California corporation (the “Borrower”) the Lenders and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), which Amendment No. 3 is dated as of July 27, 2007 and is by and among the Borrower, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.
Dated July 27, 2007
[Signature Pages Follow]

     IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

PACIFIC SUNWEAR STORES CORP.
By:	/s/ SALLY FRAME KASAKS
	Name:	Sally Frame Kasaks
	Title:	Chief Executive Officer and Chairman of the Board

By:	/s/ GERALD M. CHANEY
	Name:	Gerald M. Chaney
	Title:	Sr. Vice President and Chief Financial Officer

Signature Page to Consent and Reaffirmation